Exhibit 10.7

SHIP CHARTERING MANDATE AGREEEMNT

Party A: TOPSHEEN SHIPPING SINGAPORE PTE LTD

Co. Reg. No.: 201538254Z

60 Paya Lebar Road #06-17, Paya Lebar Square, Singapore 409051

Tel :+65 62241088 62240288 Fax: +65 62245088

Party B: TOPSHEEN SHIPPING LIMITED

Co. Reg. No. :2200731

Unit C,16/F, Chinaweal Centre 414-424 Jaffe Road, Wanchai, Hong Kong

Tel: +86 25 68197700 Fax:+86 25 68197701

1. Lease Contents

1.1	Party A entrusts Party B to lease the vessel in the market in Party B's name and sign a charter contract; at the same time, Party B will sublease the leased vessel to Party A for operation and management.

1.2	Party A is obliged to pay the rent of the corresponding vessel to Party B's designated account one working day in advance to ensure that Party B has sufficient funds.

2. Legal Liability

2.1	Party B shall not be liable for any legal responsibility in relation to the operation, but Party B shall be obliged to pay the hire charges to the account designated by the shipowner at the time specified in the contract.

2.2	If Party B does not receive the rent from Party A within the specified time, Party B has the right not to pay the rent to the shipowner, and any loss caused by this shall be borne by Party A.

3. Agreement Term and Renewal

3.1	The term of the entrusted charter agreement is 12 months, specifically from January 2022 to December 31, 2022.

3.2	The term of the consignment charter agreement will be automatically extended to the end of the last voyage of the year.

3.3	If the entrusted chartering agreement expires and both parties fail to sign a new entrusted agreement in writing in time, this agreement will be automatically extended.

4. Other matters

4.1	The original of this agreement is in duplicate, one for each of A and B, and will take effect after both parties sign and seal.

4.2	This Agreement shall be governed by the laws of the place where the chartering activity takes place and where both parties are located. Any dispute arising from the performance of this Agreement shall be settled by mutual agreement

4.3	Both A and B shall have the obligation to keep the contents of the agreement confidential during the term of the agreement.

Party A: TOPSHEEN SHIPPING SINGAPORE PTE LTD

Signature and Seal:	/s/ Dong Zhang	8. DEC. 2021

Party B: TOPSHEEN SHIPPING LIMITED

Signature and Seal:	/s/	8. DEC. 2021